Earnings per Share	9 Months Ended
Jun. 30, 2012
Earnings Per Share [Abstract]
Earnings per Share
Note 3 – Earnings per Share
The computation of basic and diluted earnings per common share is calculated assuming the number of shares of Post common stock outstanding on February 3, 2012, following the distribution of one share of Post common stock for every two shares of Ralcorp common stock and the retention of approximately 6.8 million shares by Ralcorp, had been outstanding at the beginning of each period presented. In connection with the Spin-Off, Ralcorp stock settled stock appreciation right awards were converted to 0.3 million Post awards for certain employees and 0.1 million Post restricted shares were issued to holders of Ralcorp restricted shares using the distribution ratio of one Post restricted share for every two Ralcorp restricted shares. In addition, on February 28, 2012, the Company granted approximately 0.1 million new stock settled stock appreciation rights. On May 29, 2012, the Company granted 1.8 million non-qualified stock option awards and 0.4 million restricted stock units. For periods prior to the Spin-Off it is assumed that there are no dilutive equity instruments, other than the restricted shares previously discussed, as there were no equity awards in Post outstanding prior to the Spin-Off. See Note 1 for further discussion of the Spin-Off.

	Nine Months Ended June 30,
	2012	2011
Net earnings for basic and diluted earnings per share	$39.1	$55.3

Weighted-average shares for basic earnings per share	34.3	34.3
Effect of dilutive securities:
Stock appreciation rights	0.1	—
Restricted stock awards	0.1	0.1
Total dilutive securities	0.2	0.1
Weighted-average shares for diluted earnings per share	34.5	34.4

Basic earnings per share	$1.14	$1.61
Diluted earnings per share	$1.13	$1.61

Weighted-average shares for diluted earnings per share excludes 2.3 million equity awards for the nine months ended June 30, 2012, as they were anti-dilutive.